Exhibit 10.14

Polca Cash Pooling

Agreement

THIS AGREEMENT (the “Agreement”) is entered into

BETWEEN

(1)         Polca, a Belgian limited company with its registered office at 5 Place du Champ de Mars, Brussels, Belgium, registered with the Brussels register of legal entities under number 0833.312.286, represented by Guillaume Humbert, Director, and Irène Florescu, Director (“Polca”); and

(2)         the Participating Companies which have signed the act of accession to this Agreement

(Polca and the Participating Companies are hereinafter collectively referred to as the “Parties” and individually as a “ Party”).

WHEREAS:

(A)                              All Participating Companies which have acceded to and which will accede to this Agreement form a coherent group of legal and economic entities belonging to the Casino Group, as this term is defined in Article 1 of this Agreement.

(B)                              In order to ensure, for each of the Participating Companies, the optimal management of its cash shortfalls or surpluses, certain Participating Companies implemented prior to the signing date of this Agreement a system to centralise or pool their currency cash flows and entrusted the management thereof to Casino, Guichard-Perrachon, Casino Finance or Polca, as the case may be, as pool leader.

(C)                              Polca and the Participating Companies agreed moreover before today, by mutual agreement duly approved by their respective competent bodies, that this pooling system is significantly beneficial for each of them, in particular due to the flexibility of the system and the fact that the conditions determining the return on cash flows generated by the system are the market conditions for equivalent transactions.

(D)                              That being said, the Parties wish to determine their respective rights and obligations arising from the pooling system which forms the object of this Agreement.

(E)                               To facilitate the implementation and ensure the smooth functioning of the proposed cash pooling arrangement, Polca contacted Société Générale (hereinafter “the Bank”) for the purpose of managing the totality of cash flows generated by the pooling arrangement, an assignment which the Bank accepted at the terms set out in the Sogecash International Sweeping and Sogecash International Pooling Agreements, copies of which are appended hereto as Annexes 1 and 2.

(F)                                Moreover, Polca is entrusted with acting as the (i) central holder of cash flows effected by all Participating Companies and is (ii) responsible for the execution of orders relating to Investments, as defined below.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.                                     Definitions

The following defined terms shall have the meanings set out below:

“Advance” shall have the meaning set out in Article 6.1.

“Advance Interest Rate” shall refer to the Reference Rate plus 50 annual basis points.

“Agreement” shall refer to the present agreement as well as its annexes and any subsequent addenda.

“Analytical Account(s)” shall have the meaning set out in Article 7.1.

“Business Day” shall refer to any day on which the real time gross settlement system in euro (TARGET2) operates.

“Calculation Agent” shall refer to Polca for the purposes of holding the Analytical Accounts of the Participating Companies, including the calculation of interest on Deposits and Advances.

“Cash Shortfall” shall refer, for a given Business Day, to an amount equal to any net debit balance of all Operating Accounts of the Participating Company denominated in Currency within the limit of the amounts debited that same Business Day by the Company concerned from its Secondary Account.

“Cash Surplus” shall refer, for a given Business Day, to an amount equal to any net credit balance of all Operating Accounts of the Participating Company denominated in Currency within the limit of the amounts credited to its Secondary Account.

“Casino Group” shall refer to Casino Guichard-Perrachon, a limited company with headquarters at 1 Esplanade de France, 48000 Saint-Etienne, France, and any legal person controlled directly or indirectly by Casino Guichard-Perrachon, where “control” shall refer to (a) companies affiliated with Casino Guichard- Perrachon, (b) companies that it controls, (c) companies that control Casino Guichard-Perrachon, and (d) any other company that to the knowledge of its management body is controlled by the companies referred to under (a), (b) and (c).

“Concentration Account” shall have the meaning set out in Article 2.3.

“ Currency” shall refer to either the Euro or the US Dollar, as the case may be.

“Deposit” shall have the meaning set out in Article 5.1.

“Deposit Interest Rate” shall refer to the Reference Rate plus 25 basis points annually.

“ EONIA ” shall refer to the rate calculated daily by the European Central Bank and published by the EBF (European Banking Federation) on Reuters’ “ EONIA “ web page or any other page or service capable of replacing Reuters for the purposes of publishing this rate.

“Euro ” shall refer to the money of Participating Countries within the meaning of Council Regulation (EC) No 1103/97.

“Fed Funds Rate” shall refer to the daily rate calculated by the Federal Reserve Bank and published on Bloomberg FEDL01 or any other web page or service capable of replacing

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Bloomberg for the purposes of publishing this rate, calculated over the precise number of days of the month and on the basis of a three-hundred-sixty (360) day year. This rate is rounded to two decimal places.

“Interest Cut-off Date” shall refer, at the latest, to the second (2nd) Business Day following the last Business Day of a calendar month, on which the Calculation Agent must determine, for purposes of the Agreement, the interest on the Deposit or Advance, as the case may be, as it appears from the Analytical Account of the Participating Company concerned, with retroactive effect on the value date of the last Business Day of this same calendar month.

“Interest Booking Date” shall refer, at the latest, to the second (2nd) or third (3rd) Business Day following the Interest Cut-off Date, with retroactive effect on the value date of the last Business Day of the preceding calendar month.

“Investments” shall have the meaning set out in Article 8.

“Operating Account(s)” shall have the meaning set out in Article 2.1(A).

“Participating Company” shall refer to any entity of the Casino Group which has acceded to this Agreement, either by signing the Agreement on the date hereof or by signing at a later date an act of accession which conforms to the model appended hereto as Annex 3.

“Participating Member State” shall refer to a Member State participating in the agreements of the European Economic and Monetary Union on the changeover to the Euro, in which at least one Participating Company has its registered office.

“Pooled Assets” shall have the meaning set out in Article 8.

“Reference Rate” shall refer to (i) T4M for amounts denominated in Euro and (ii) the Fed Funds Rate for amounts denominated in US Dollar.

“Secondary Account(s)” shall have the meaning set out in Article 2.2.

“T4M” shall refer to the Monthly Average Money Market Rate. It corresponds to the arithmetic mean of EONIA (“ Euro Overnight Index Average ”), calculated over the precise number of days of the month and on the basis of a three-hundred-sixty (360) day year. This rate is rounded to two decimal places.

“US Dollar” shall refer to the money which serves as legal tender on the territory of the United States of America.

2.                                     Opening cash flow and/or maintenance of supporting cash accounts

2.1                              Operating Accounts

(A)          For the purposes of this Agreement, each Participating Company undertakes, insofar as possible and for as long as it remains a Party to the Agreement, to ensure that:

•                                         except as provided in Article 2.1(B) below with respect to settlements between Participating Companies, all collection relating to its operating income and/or investment income as well as all outgoing payments (disbursements) relating to current operating expenditures are paid to or from (a) cash account(s) held with (a)

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credit institution(s) in the Participating Member State where its registered office is located (hereinafter the “Operating Accounts”);

•                                         no such incoming or outgoing payment is made to or from an account other than the Operating Accounts.

(B)                              With respect to outgoing payments to be made by a Participating Company for the purpose of settling debts it owes to another Participating Company, the Participating Company shall authorise Polca by means of delegation o debit its Analytical Account, as defined in Article 7.1 of this Agreement, in order to pay the creditor Participating Company the indicated amount due upon maturity.

Payment shall be made by means of a delegation by debiting the Analytical Account of the debtor Participating Company (the “ delegator “) with Polca (the “delegatee”) and crediting the Analytical Account of the creditor Participating Company (the “obligor”). It is understood that delegation entails novation and that the obligor hereby accepts in advance that such a delegation discharges the debtor (the “ delegator “) from its payment obligation but only to the extent of the amount actually debited from the Analytical Account of the debtor and credited to the Analytical Account of the creditor on the basis of the instructions given by the debtor by means of a request for settlement as referred to below. If the amount of the Deposit held in the Analytical Account of the debtor Participating Company is insufficient to make the corresponding entry to the Analytical Account of the creditor Participating Company, the entry shall be effected by means of an Advance at the conditions set out herein.

Prior to each payment by means of delegation, Polca shall receive from the debtor concerned a request for settlement stipulating payment of the debt to the creditor through delegation, it being understood that in case of disagreement between the debtor and the creditor on the amount of the debt, the latter shall settle the dispute between them; Polca’s liability being limited to the sole execution of the request for settlement it will have received.

(C)                               Insofar as possible, the Participating Company commits to Polca to carry out each Business Day a transfer of all net credit balances of its Operating Accounts denominated in Currency(-cies) to its Secondary Account or to the Concentration Account (as the case may be, as stated in Article 2.2 below) by debiting its Operating Accounts.

If, on a given Business Day, the net balance of its Operating Accounts is negative, the Participating Company shall cover the net debit balance by debiting its Secondary Account in order to credit the overdrawn Operating Account(s) by the amount of the Cash Shortfall at the conditions set out in Article 6.2.

2.2                              Secondary Accounts

2.2.1                     Unless the Participating Company and Polca agree otherwise and in accordance with Article 1.1(A) of the Sogecash International Pooling Agreement, each Participating Company:

•                  shall maintain for the duration of the Agreement a cash account in Currency (hereinafter the “Secondary Accounts”, referred to as the “Domestic Cash Accounts “ in the Sogecash International Pooling Agreement) with an agency of the Bank;

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•                  shall transfer each Business Day its Cash Surplus to the Secondary Account or debit the Secondary Account by its Cash Shortfall, as the case may be.

If the Participating Company does not have a Secondary Account, surplus cash flows shall be transferred directly from the Participating Company’s Operating Account(s) to the Concentration Account, and vice versa in the event Advances are extended by Polca.

2.2.2                     Each Participating Company shall fulfil the necessary formalities with the Bank or  the credit institutions concerned to allow Polca to consult at any time the balance of  its Secondary Account(s) or, if it has no such accounts, of its Operating Account(s).

2.3                              Concentration Account

For the purposes of this Agreement and in accordance with Article 1.1 (B) of the Sogecash International Pooling Agreement, Polca has opened and shall maintain a cash account with the Bank (hereinafter the “Concentration Account”, referred to as the “International Cash Concentration Account” in the Sogecash International Pooling Agreement), to (or from) which, in accordance with the provisions in particular of Article 4 of the Sogecash International Pooling Agreement, each Business Day, as the case may be:

(A)                               Cash Surpluses as well as revenue from Investments (income and capital) shall be credited, as appropriate, by:

i.                                the Bank by debiting the Secondary Accounts of the Participating Companies, or

ii.                             the Participating Companies themselves by debiting their Operating Accounts,

(B)                               Cash Shortfalls shall be debited, as appropriate, by

i.                                the Bank, for the benefit of the Secondary Accounts, or

ii.                             Polca, for the benefit of the Operating Accounts, along with the funds necessary for Investments made by it.

2.4                              Manual and/or automatic zero balancing of accounts

It is hereby stated that in accordance with the requirements of the Sogecash International Pooling Agreement, in particular Article 2 thereof, each Business Day, after execution by the Bank (i) of all cash flows initiated by the Participating Company from its Operating Accounts or by the Bank from the Secondary Accounts of Participating Companies or from  the Investments referred to in Article 8, the balance of each Secondary Account and of the Concentration Account shall be equal to zero for each concerned Business Day Despite the objective of maintaining a zero balance on the Concentration Account, Polca acknowledges that for any Business Day, a positive or negative residual balance may remain on the Concentration Account as well as on the Secondary Accounts.

3.                                     Confirmation of cash flows

3.1                              Each Participating Company, represented by the authorised person referred to in the act of accession conforming to the model appended as Annex 3 to the Agreement, shall provide Polca or any person designated by the latter each Business Day, no later than

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11.00 CET, with confirmation of the execution of all transfers of Cash Surpluses or Cash Shortfalls (a “Confirmation”) referred to in the preceding article.

For the purposes of this paragraph, the communication can be provided by telephone or in writing (fax, e-mail, or any other (written) means), provided, if communication occurs by phone, a written confirmation is transmitted to Polca before 11.00 CET on the Business Day concerned.

3.2                              If, on a given Business Day, there is a difference between the Participating Company’s Confirmation of a Cash Surplus or Cash Shortfall, as the case may be, on the one hand, and the actual Cash Surplus or Cash Shortfall, as appropriate, on the other hand, Polca may oblige the Participating Company to bear the costs it incurs as a result. The Participating Company concerned may request that Polca produce the necessary supporting documents.

4.                                     Projected cash flows

Notwithstanding the preceding provisions concerning Confirmations, each Participating Company, represented by the authorised person referred to herein or in the act of accession conforming to the model appended as Annex 3 to the Agreement, as appropriate, shall use it best efforts to provide Polca, or any person designated by the latter, with its projected four-week cash flow statements, each Monday or, if a given Monday is not a Business Day for the Participating Company, the next Business Day thereafter, before 15.00 CET.

5.                                     Deposits

5.1                              Amount of a Deposit

Each Cash Surplus transferred, as the case may be, directly from an Operating Account or a Secondary Account to the Concentration Account, shall give rise to a claim on the part of the relevant Participating Company against Polca, in an amount equal to the positive difference (if any) between the amount of the Cash Surplus and the amount of any outstanding Advance on that date (hereinafter the “Deposit”).

At any time, the Participating Company may (i) request the restitution in whole or in part of the Deposit to cover its Cash Shortfall as indicated in Article 5.2 or (ii) as provided for by Article 2.1 (B) to settle by means of delegation a debt to a creditor Participating Company of the Group.

The Deposit is booked as a claim recorded in the Analytical Account, as indicated in Article 7 below, on each Business Day. The Deposit may vary to take into account any restitutions that have been made, as indicated in this article, transfers between Participating Companies as provided by Article 2.1(B), a new Cash Surplus, or debit or credit interest.

If, on a given Business Day, the Participating Company has a Cash Shortfall, it shall inform Polca or any person designated by the latter, as provided by Article 3. In this case, Polca shall return the Deposit in whole or in part in order to cover the Cash Shortfall.

Restitution shall be made by debiting the Concentration Account and crediting the Secondary Account by the relevant amount or directly crediting the Operating Account, in

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the absence of a Secondary Account. The accrued interest on this amount shall be settled on the next Interest Booking Date.

If after such restitution there is a positive difference between the initial Deposit and the returned amounts, the amount of the Deposit shall be equal to this new balance.

5.2                              Restitution of a Deposit

It is understood that, except for the purposes of settlements between Participating Companies, as provided by Article 2.1(B), and/or cash flow hedges, the Participating Company shall endeavour insofar as possible not to request restitution of a Deposit.

5.3                              Return on a Deposit

Without prejudice to the provisions of Article 7.1, on each Interest Booking Date, as a return on the Deposit, the Calculation Agent, on behalf of Polca, shall record in the Participating Company’s Analytical Account the total interest calculated daily on the amount of the Deposit entered in the Analytical Account for each Business Day, based on the Deposit Interest Rate.

Interest shall accrue on a Deposit at the Deposit Interest Rate calculated per Business Day on the basis of a three-hundred-sixty (360) day year. Interest shall accrue daily as of the Business Day on which the Deposit is credited to the relevant Secondary Account.

Interest accrued daily on the Deposit, calculated on the sole basis of the Reference Rate, shall be credited to the Analytical Account of the Participating Company concerned on each Interest Booking Date.

5.4                              Tax consequences of a Deposit

A Participating Company with its registered office in Belgium shall be responsible for the tax consequences of the receipt of interest on Deposits entered in its Analytical Account.

Interest on Deposits recorded in the Analytical Account of a Participating Company with its registered office in a Participating Member State other than Belgium shall not be subject to any withholding tax.

6.                                     Advances

6.1                              Amount of an Advance

Any Cash Shortfall credited to a Secondary Account or Operating Account, as the case may be, by debiting the Concentration Account shall give rise to a debt on the part of the Participating Company to Polca, in an amount equal to the positive difference (if any) between the amount of Cash Shortfall and the amount of any outstanding Deposit on that date (hereinafter the “Advance”).

Without prejudice to compliance with the requirements imposed by Article 6.2 below, the Participating Company may, each Business Day, debit its Secondary Account (or its Operating Account, also referred to as the “zero balance account” in the Sogecash Intraday Sweeping Agreement, in the absence of a Secondary Account) by the amount of its Cash Shortfall. Polca shall then credit in Currency the Participating Company’s Secondary Account (or Operating Account, in the absence of a Secondary Account) by an equivalent amount, through debiting the Concentration Account.

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6.2                              Requirements for the extension of an Advance

(A)                               For the duration of the Agreement, an Advance may only be granted to a Participating Company provided it complies at all times, in particular on the Calculation Date prior to the Advance in question, with the Maximum Amount of Advances and no case of termination for default, as described in Article 11 hereof, has been found.

Upon accession by the Participating Company, and for each period of twelve (12) months during the term of the Agreement, based on the information provided by the Participating Company about its borrowings and equity, Polca shall determine a Maximum Amount of Advances for the Participating Company. Polca shall inform the Participating Company and the Calculation Agent of the Maximum Amount of Advances. These parties shall strive to ensure that the Advances never exceed the authorised Maximum Amount of Advances. If this threshold is nevertheless passed, the Participating Company shall take the necessary steps to reimburse the excess Maximum Amount of Advances no later than five Business Days after notification to this end by Polca.

The Parties agree that in any case Polca can only extend (an) Advance(s) to (a) Participating Company(-ies) provided it possesses sufficient liquidity.

(B)                               For the duration of the Agreement, the Participating Company undertakes to fulfil the following reporting obligations:

(1)                      to ensure that Polca receives its annual accounts as soon as possible and in any case no later than one hundred eighty (180) days after the close of the financial year;

(2)                      to immediately inform Polca of the occurrence of any material event likely to affect its ability to perform its obligations under the Agreement.

6.3                              Return on an Advance

Interest shall accrue on an Advance at the Advance Interest Rate, calculated per Business Day by the Calculation Agent on the basis of a three-hundred-sixty (360) day year. Interest shall accrue daily as of the Business Day on which the Advance was made available on the Secondary Account, or the Operating Account in the absence of a Secondary Account.

Without prejudice to the provisions of Article 7.1, the Calculation Agent shall enter in the Participating Company’s Analytical Account, on the Interest Booking Date, the amount of interest accrued daily.

6.4                              Tax consequences of an Advance

If a Participating Company has received an Advance, it shall be responsible for paying all taxes and making all remittances of any kind whatsoever, present or future, on the amounts due as an Advance under the Agreement.

If, however, a Participating Company is required by law to make deductions or withhold taxes from any amounts due Polca without being able to defray these deductions or withholdings, the Participating Company concerned shall gross up these amounts so that Polca receives, after and despite the deductions or withholdings, the entire sum to which it is entitled under the Agreement. The Participating Company is responsible for fulfilling all formalities and making all declarations in this regard so that Polca is not bothered or concerned by the matter.

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If it proves impossible to gross up the amounts due Polca by the Participating Company under the Agreement further to a deduction or withholding pursuant to the preceding paragraph, this shall constitute an event of termination within the meaning of Article 11.1(D)below.

6.5                              Repayment of an Advance

In the event Polca extends an Advance to a Participating Company, no repayment date shall be stipulated; however, the Participating Company must in any case reimburse the Advance at Polca’s first request within a maximum period of ten Business Days from the date thereof.

Any Cash Surplus transferred by a Participating Company to its Secondary Account (or to its Operating Account, in the absence of a Secondary Account) shall be allocated with priority by operation of law and with no formalities to the repayment in whole or in part of any Advance granted to the Participating Company which is outstanding on the transfer date.

7.                                     Analytical Account for each Group Company

7.1                              Keeping of Analytical Accounts

In order to allow a Participating Company to follow up, each Business Day, on its Advance or Deposit, as the case may be, taking into account cash flows occurring on the Business Day concerned, the Calculation Agent shall keep an analytical account (the “Analytical Account”). It shall calculate and record for each Business Day:

(A)           the Cash Surpluses or Cash Shortfalls; and

(B)           the amount of the Deposit or Advance.

Interest shall be recorded on the Analytical Account in accordance with the rules set out in Article 7.3.

Polca reserves the right to perform or have performed cash-flow regularisation operations with retroactive effect on the Analytical Accounts concerned during the current financial year.

7.2                              Analytical Account statements

For the purpose of settling interest on a Deposit or Advance, the Calculation Agent shall provide the Participating Company, on the Interest Booking Date, with a statement of its Analytical Account.

Moreover, the Calculation Agent agrees to provide such a statement at any time and as soon as possible during the term of the Agreement, upon receipt of a written request from the Participating Company or Polca.

Only the balance of the Deposit or Advance shall appear each Business Day in the Participating Company’s Analytical Account.

7.3                              Calculation and notification of interest

Interest shall be calculated daily by the Calculation Agent on the amount of the Deposit or Advance, as appropriate, appearing in the Analytical Account on that date. Under no

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circumstances shall the interest accrued on a Deposit or Advance be compounded within a given calendar month.

The Calculation Agent shall calculate, on each Interest Cut-off Date, the interest accrued daily during the calendar month preceding the Interest Cut-off Date  (i) on the Deposit (on the basis of the Deposit Interest Rate) or (ii) on the Advance (on the basis of the Advance Interest Rate), as the case may be.

On each Interest Booking Date, all daily interest since the last day of the preceding calendar month, both credited (paid on a Deposit) or debited (owed on an Advance), shall be totalled at the conditions set out in Articles 5.3 and 6.3. If for this period the total daily interest on the Deposit exceeds the daily interest on the Advance, the balance shall be credited to the Participating Company’s Analytical Account on the Interest Booking Date; on the other hand, if for this period the daily interest on the Advance exceeds the daily interest on the Deposit, the balance shall be recorded on the debit side of the Participating Company’s Analytical Account on the Interest Booking Date.

If, on a given Interest Booking Date, it appears that the Participating Company owes Polca interest on the Advance and, conversely, Polca owes interest on the Deposit, the Calculation Agent shall proceed to set off these amounts, with only the difference being due on the Interest Booking Date.

8.                                     Investment transactions

During the term of the Agreement, Polca shall in its own name (i) make any short-term investments in financial instruments and/or term deposits depending on the proceeds from the Pooled Assets and the total Cash Surpluses net of Cash Shortfalls (hereinafter the “Investments”) and (ii)  credit or debit the Concentration Account to this end.

For the entire duration of the Agreement, Polca irrevocably undertakes not to grant any pledge, encumbrance or other security right on any Investment credited to one or more securities accounts or term deposit accounts, in the case of monetary investments held by Polca with the Bank or other banking institutions.

For the present purposes, the total amount of Investments and total amount of Advances provided for by Article 8 shall be considered the Pooled Assets.

9.                                     Representations, warranties and undertakings of the Parties

In the same way that the Parties provide guarantees to the Bank in accordance with Article 9 of the Sogecash International Pooling Agreement, on the date on which a Party becomes a party to this Agreement and for as long as the Party in question remains a party hereto, that Party represents and warrants to the other Parties that:

•                                         it is duly constituted and conducts its activities in accordance with the laws, decrees, regulations, market practice and articles of association (or other constitutional documents) applicable to it;

•                                         it has full power and authority to decide to accede to the Agreement and the latter has been validly approved by its management bodies or any other competent body;

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•                                         the entering into and performance of the Agreement do not violate any provision of the laws, decrees, regulations, market practice or articles of association (or other constitutional documents) applicable to it or contract to which it is a party;

•                                         the signatories of the Agreement or the Act of Accession on its behalf are authorised to validly bind it under the Agreement;

•                                         any permits, licences and authorisations necessary to enter into and perform the Agreement have been obtained and are valid;

•                                         the Agreement set out herein is in accordance with its corporate purpose and corporate interest;

•                                         the Agreement set out herein creates rights and obligations which are fully binding on it;

•                                         it has not defaulted on or suspended payments and no insolvency proceedings or other winding-up or liquidation proceedings, or other legal proceedings or negotiations for the settlement of its liabilities, have been brought against it;

•                                         no legal or arbitral proceedings or administrative measures have been taken or commenced against it and in general its economic or financial situation is not liable to result in a clear and substantial deterioration in its activity, assets or financial situation and is not such as to affect the validity or proper performance of the Agreement.

9.1                              The Participating Company declares that it is in compliance on today’s date and undertakes to respect for the duration of the Agreement the accounting ratios described in  Article 6.2(A).

9.2                              Each Party undertakes:

•                                          in accordance with Article 5 of the Sogecash International Pooling Agreement, not to grant any security or guarantee whatsoever on its Operating Accounts, Secondary Account or the Concentration Account and to fulfil, if necessary, with the competent administrative and local authorities, the applicable information formalities, in particular those required by any rules governing foreign exchange control;

•                                          not to use under any circumstances the Advances in violation of the legislation transposing in the Participating Member State where the registered office(s) of the Party(-ies) concerned are located the principles governing the prohibition on financial assistance, referred to in Article 23 of Directive 2006/68/EC of the European Parliament and of the Council of 6 September 2006 amending Council Directive 77/91/EEC as regards the incorporation of public limited liability companies and the maintenance and alteration of their capital;

•                                          to comply with all obligations imposed on it by this Agreement; and

•                                          to ensure that all representations and warranties made by it under this Agreement remain valid and accurate.

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10.                              Early termination by Polca with respect to all Participating Companies

Without prejudice to the term of the Agreement indicted in Article 15, this Agreement shall be terminated by operation of law with respect to all Parties two Business Days after the sending of a notice to this effect by Polca to the Participating Companies and the accounts of all Parties shall be definitively closed out on this same date upon the occurrence of any of the following events:

(A)                               Polca determines, after consultation with all Participating Companies, that it is no longer possible to maintain a balance between their respective obligations or it concludes, for any reason whatsoever, that it is no longer able to fulfil its duties as cash manager of the Casino Group;

(B)                               the Sogecash International Pooling Agreement is terminated, or

(C)                               if due to the entry into force of any law or regulation or any other binding norm or changed interpretation thereof by an authority entrusted with their application, it proves impossible for the Parties to continue the present Agreement, in particular the interest paid on the Deposit of the Participating Companies no longer qualities for tax neutrality, it being understood however that in the situation described under point (C) above the Parties shall first consult to try to reach a satisfactory solution for a period of one month following notification by Polca of occurrence of the event referred to in point (C).

11.                              Termination for default by one or more Participating Companies

Termination at Polca’s discretion

11.1                       Polca may deny a Participating Company the benefit of this Agreement without prior notice if any of the following events occurs:

(A)                               the Participating Company ceases its activity or, without prejudice to provisions of public policy to the contrary, is subject to receivership, voluntary or involuntary liquidation, or enters into a moratorium on payments, a settlement or agreement with creditors covering all or a significant portion of its debts or any similar proceedings applicable in the Participating Member State where its registered office is located;

(B)                               the Participating Company violates any of its obligations under this Agreement (in particular failure to meet a payment obligation on time or if a representation given pursuant to Article 9 proves to be inaccurate or ceases to be accurate) unless, for breaches that are capable of being remedied, the breach is cured within eight days from dispatch of a notice by Polca to this effect;

(C)                               the Secondary Account (or the Operating Account, in the absence of a Secondary Account) of the Participating Company forms the object of a preventive attachment, distraint, stop order or any other measure preventing the full use thereof or any similar measure applicable in the Participating Member State where its registered office is located, and the situation is not rectified within eight days from imposition of the measure in question;

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(D)                               a legal, financial or other change in the structure, status, activities or assets of the Participating Company occurs which is capable of substantially adversely affecting its ability to fulfil its obligations under this Agreement.

11.2                       Termination shall be effective upon receipt by the Participating Company of a written notice to this effect from Polca, and the accounts of the Participating Company concerned shall be definitively closed out on this same date.

11.3                       In the event of termination, the Participating Company shall pay back within two (2) Business Days from the effective date of its exclusion the amount of the Advance received as well as the accrued interest, as calculated by the Calculation Agent and indicated by Polca.

Conversely, the Participating Company’s Deposit, as well as the accrued interest on this amount calculated and notified by the Calculation Agent, must be returned and settled by Polca within the same period.

Automatic termination

11.4                       A Participating Company which ceases to belong to the Casino Group shall be automatically denied the benefit of the provisions of this Agreement by Polca, with no prior formal notice being necessary.

11.5                       In this case, the Agreement shall be terminated with immediate effect and the accounts of the Participating Company concerned shall be definitively closed out on this same date.

12.                              Liability

Each Participating Company acknowledges and agrees that Polca shall act as its proxy (mandataire) in performance of the assignments entrusted to Polca under the Agreement (with the exception of the transactions referred to in Article 8) and shall act in fact for and on behalf of the Participating Companies. Polca cannot be held liable to third parties other than for transactions entered into in its own name and on its own behalf.

Consequently, Polca shall bear no liability aside from that arising, if applicable, from Article 1991 et seq. of the Belgian Civil Code.

13.                              Bookkeeping

13.1                       Each of the Parties declares that it does not intend to create any financial solidarity with the other Parties to this Agreement. Each of the Parties acknowledges that the fact that it is a party to this Agreement does not affect its independence in terms of management and the pursuit of its corporate purpose, despite the existence of effective power to control of the Casino Group mentioned in the Preamble.

13.2                       Notwithstanding the provisions of this Agreement, in particular Article 7.1 on the keeping of Analytical Accounts, Polca and the Participating Companies expressly acknowledge that the Agreement and its annexes shall not cause, result in or authorise in any way whatsoever any type of accounts unicity between one or more Parties, which shall continue to keep their accounts individually (by maintaining distinct and legally separate accounts) in accordance with the applicable rules and shall make the appropriate accounting entries reflecting their own cash flows, in accordance with Article 5 of the Sogecash International Pooling Agreement.

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13.3                       In particular, the pooling transactions that form the object of this Agreement and their booking by the Calculation Agent shall not release the Participating Company from its obligation to make accounting entries for its own cash flows.

13.4                       Polca and the Participating Company shall ensure respectively that, pursuant to Article 5 of the Sogecash International Pooling Agreement, the capital flows resulting from the Agreement are properly recorded in the specific account(s) so that they can be tracked separately at the Participating Company level.

13.5                       Polca undertakes, insofar as necessary, to take steps to ensure that the execution of the Agreement does not give rise to (or constitute any risk of) commingling of assets between one or more Parties.

14.                              Accession of new Casino Group companies

When a Casino Group entity is invited by Polca to participate in the transactions described herein, that entity can effectively participate in and become a party to the Agreement, as a Participating Company, by submitting to Polca an Act of Accession which conforms to the model appended hereto as Annex 3, validly completed, initialled and signed in duplicate. Polca shall return one copy duly initialled and signed by it.

The entity concerned shall immediately become a Party to the Agreement, as a “Participating Company’, as from the date on which it is deemed, under the Act of Accession referred to above, to have acceded to the Agreement.

By acceding to the present Agreement, the Participating Company authorises Polca to accept the accession to the Agreement of any subsidiary of the Casino Group which meets the conditions.

In accordance with Article 7(B) of the Sogecash International Pooling Agreement, upon effective accession to the Agreement, the new Participating Company and Polca can submit a joint request for accession to the Sogecash International Pooling Agreement, it being understood however that the Bank has discretion to accept or refuse any such request.

15.                              Discrepancies

In the event of discrepancies between the content of this Agreement and the Sogecash International Sweeping and Sogecash International Pooling Agreements referred to in the preamble, the terms of the latter agreements shall prevail.

16.                              Entry into force/Term of the Agreement

16.1                       The Agreement enters into force on [ ].

16.2                       The Agreement is entered into for a term of three (3) years, as of the date of its entry into force, and shall be implicitly renewed for successive three-year terms.

If a Party does not wish to renew the Agreement, it shall inform the other Parties of its decision by registered letter, with an acknowledgment of receipt, at least six months before the expiry date.

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On this date, the accounts of the Party concerned shall be definitively closed out in the manner described in Article 11 so that no further amounts are due by Polca to the Party concerned and vice versa.

If a decision not to renew the Agreement is taken and notified by a Participating Company, such non-renewal shall not terminate the Agreement between Polca and the other Participating Companies.

If Polca decides not to renew the Agreement with respect to all Participating Companies, termination shall take effect upon expiry of the three-year term in progress.

On this date, the Parties shall definitively close out their accounts in the manner indicated in Article 11 so that no further amounts are due by one or more Parties to one or more other Parties as from this date under the Agreement.

17.                              Notices

All correspondence relating to the Agreement shall be sent to a Party by e-mail, fax or post.

For Polca: [indicate the address and contact person] (unless Polca subsequently indicates another address to the Parties).

For the Participating Companies: for the purposes of this Agreement, in particular Articles 3 and 4, only the person designated in the act of accession (Annex 3) or this person’s substitute shall have the capacity and authority to represent the Participating Company and only correspondence sent to the address indicated in the act of accession shall be considered valid (unless the Participating Company subsequently indicates another address to the Parties).

18.                              Miscellaneous

18.1                       Scope of the Agreement and termination of existing cash pooling arrangements

This Agreement contains the entire agreement between the Parties on the subject-matter to which it relates and overrides any prior agreement or undertaking between them, oral or in writing, pertaining to the same subject-matter.

Insofar as necessary, each of the Parties that is a party to a cash pooling agreement or other agreement related to the object of this Agreement agrees, on the one hand, to terminate these agreements and, on the other hand, to inform the other parties of the unilateral termination of such agreements. In both cases, termination shall be effective on the signing date of this Agreement.

18.2                       Default interest

Any amount due, as the case may be, by Polca or by a Participating Company to the Casino Group under the Agreement which is not paid on its due date shall bear interest at a rate equal to the Reference Rate plus one hundred  (100) annual basis points.

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18.3                       Waiver and severability

In the absence of an express waiver in writing, failure by a Party to exercise all or some of the rights conferred on it under the Agreement or the late exercise of such rights shall not constitute a relinquishment of the unexercised rights.

If any provision of this Agreement is declared or found to be null and void and inapplicable, in whole or in part, for any reason whatsoever (to the extent this reason is compatible with the terms of the Agreement), the validity and enforceability of the other provisions of this Agreement or the remainder of the provision in question shall not be affected or undermined in any way whatsoever, provided that, having regard to the substance and purpose of this Agreement, these other provisions or the remainder of the provision in question are not inextricable from the provision or part thereof deemed invalid or unenforceable and therefore inseparable from the latter.

In the event of invalidity or unenforceability, the Parties shall negotiate in good faith with a view to agreeing on a valid and enforceable replacement provision which, insofar as possible, conforms to the substance and purpose of this Agreement and which comes as close as possible, in its legal and economic effects, to the invalid or enforceable provision or part thereof.

18.4                       Assignment

This Agreement, any transaction or any right or obligation arising herefrom for a Party may not be assigned or transferred, in whole or in part, without the prior written consent of each of the Parties.

18.5                       Waiver of immunity

This Agreement is commercial in nature. The Parties irrevocably waive any immunity from jurisdiction or execution from which they could benefit with respect to their present or future property.

18.6                       Confidentiality

Except to the extent permitted by the Agreement, each Party undertakes not to disclose to third parties the content of the Agreement for the duration of its term and for a period of 5 years after its expiry.

18.7                       Implementation and amendment

The implementation and application of the provisions of the Agreement may give rise to certain adjustments which, without calling into question the overall scheme of the Agreement, facilitate its practical implementation. In this case, these adjustments shall be set out in specific addenda to the Agreement, which must be signed by each Party and which may not modify or alter the financial rights and obligations of the Parties under the Agreement.

In general, the Agreement may only be amended by means of a written addendum signed by each Party.

18.8                       Language

The Parties agree that this Agreement is drawn up in French and English, it being understood that both of these versions constitute an original. However, in the event of a discrepancy between the French version and the English version, the French version shall prevail.

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19.                              Governing law and jurisdiction

19.1                       This Agreement is governed by Belgian law and the provisions of public policy applicable in each Participating Member State.

19.2                       In the event of a dispute regarding in particular the validity, interpretation or performance of this Agreement, the Parties shall consult in order to try to find an amicable solution to the dispute, failing which their dispute shall be submitted to the exclusive jurisdiction of the Brussels courts.

Done in Brussels

On 1/07/2014

Guillaume Humbert	Intertrust, represented by Irène
Director	Florescu
Director

/s/ Guillaume Humbert	/s/ Irène Florescu
Intertrust (Belgium) NV/SA
Director of the company
Represented by its permanent
representative, Irène Florescu

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Annex 1

SOGECASH INTERNATIONAL POOLING

Service Agreement

Single Level — Multi-bank

Polca Holding — Société Générale

Currency EUR

The parties

Between the undersigned

1) Company

name	: POLCA HOLDING
legal form	: SA
capital	: 568 645 820 EUR
head office	: Bruxelles - Place du Champ de Mars, 5
Commercial Register N°	: 0883 312 286

Hereinafter referred to as «THE INTERNATIONAL POOL LEADER»	represented by

Name first name	: MEYNIER NICOLAS & Intertrust représenté par Irène Florescu
Capacity	: Administrateur Délégué	Administrateur
Address

duly authorised for such purpose

2.1) Company

name	: GELASE
legal form	: SA
capital	: 519 711 343, 22 EUR
head office	: Bruxelles - Place du Champ de Mars, 5
Commercial Register N°	: 0469 243 834

represented by

Name first name	: MEYNIER NICOLAS & Intertrust représenté par Irène Florescu
Capacity	: Administrateur Délégué	Administrateur
Address	:

duly authorised for such purpose

2.2) Company

name	: GEANT INTERNATIONAL
legal form	: BV
capital	: 1100 000 EUR
head office	: Eindhoven
Commercial Register N°	: 332 740 33

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.3) Company

name	: GEANT HOLDING
legal form	: BV
capital	: 780 000 EUR
head office	: Eindhoven
Commercial Register N°	: 30141434

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.4) Company

name	: NARUSHKA HOLDING
legal form	: BV
capital	: 118 727 407 EUR
head office	: Eindhoven
Commercial Register N°	: 30123512

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.5) Company

name	: GEANT FONCIERE
legal form	: BV
capital	: 40 000 EUR
head office	: Eindhoven
Commercial Register N°	: 33273613

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.6) Company

name	: BERGSAAR
legal form	: BV
capital	: 40000
head office	: Eindhoven
Commercial Register N°	: 332 38740

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.7) Company

name	: COBOOP
legal form	: BV
capital	: 20 000 EUR
head office	: 15-Hertogenbosch
Commercial Register N°	: 34125872

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.8) Company

name	: DTC FINANCE
legal form	: BV
capital	: 18 700 EUR
head office	: Eindhoven
Commercial Register N°	: 17207935

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.9) Company

name	: TONQUIN
legal form	: BV
capital	: 18 000 EUR
head office	: Eindhoven
Commercial Register N°	: 54166209

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.10) Company

name	: QUINAD
legal form	: BV
capital	: 18 000 EUR
head office	: Eindhoven
Commercial Register N°	: 54166438

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.11) Company

name	: GEANT BOLIVAR
legal form	: BV
capital	: 10 000 EUR
head office	: Eindhoven
Commercial Register N°	: 57611424

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.12) Company

name	: GEANT INTERNATIONAL PARTICIPATIONS
legal form	: BV
capital	: 5000 EUR
head office	: Eindhoven
Commercial Register N°	: 57612218

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

hereinafter referred to as «THE PARTICIPATING COMPANIES» as set forth in Appendix 1 of this Agreement.

3)     NAME OF SOCIETE GENERAL GROUP’S BANK

legal form	:
capital	:
registered office	:
Commercial Register N°	:

represented by

Name first name	:
Capacity	:
Address	:

dully authorised for such purpose

hereinafter referred to as “THE CONTRACTING BANK”, acling as the bank of the international pool leader both in its own name and in the name of any other SOCIETE GENERALE GROUP’S BANK

It has been agreed as follows:

PREAMBLE

1).          The INTERNATIONAL POOL LEADER, and the PARTICIPATING COMPANIES have agreed to conclude, as the case may be, an Internal Cash Management Agreement.

2).               In order to implement this internal group cash management Agreement, the PARTICIPATING COMPANIES and the INTERNATIONAL POOL LEADER have decided to use the international cash management service of SOCIETE GENERALE Group: SOGECASH INTERNATIONAL Pooling.

This service optimises group international cash management by ensuring automatic cross-border cash centralisation between each PARTICIPATING COMPANY and the INTERNATIONAL POOL LEADER according to the procedures and under the conditions described hereinafter.

Where, in a given country, the group has decided to use the domestic cash management service of SOCIETE GENERALE GROUP, SOGECASH POOLING, in order to centralise in any PARTICIPATING COMPANY the cash of any local company participating in the said cash pooling, each of these domestic arrangements will be carried out subject to a particular service agreement. In such cases, the CONTRACTING BANK undertakes to ensure the co-ordination between domestic sweepings and cross-border sweepings calculated and posted in accordance with such service agreements.

3).          Prior to the implementation of the present Agreement, the INTERNATIONAL POOL LEADER shall supply the CONTRACTING BANK with legal opinions as to the legality of the transactions to be carried out under the national laws governing the companies party to this Service Agreement, in particular as regards the provisions of Article 9. These legal opinions shall be signed by the Legal Director of each company involved or by the Legal Director of the group, or if that is not possible, by an external legal counsel.

ARTICLE 1: Nature of the accounts included in the cash pooling

All the accounts included in the cash pooling are referred to in Appendix 1 of the present Service Agreement. They are all denominated in the same currency and maintained in the books of any banks of the international network of SOCIETE GENERALE GROUP (among which the CONTRACTING BANK) as mentioned in appendix 1.1 and 1.2 and hereinafter referred to as SOCIETE GENERALE GROUP’S BANK, and/or in the books of the branches of any third bank mentioned in appendix 1.3, hereinafter referred to as OTHER BANK.

Any new account shall require prior written agreement of the CONTRACTING BANK and the INTERNATIONAL POOL LEADER hereafter authorised for this purpose by the PARTICIPATING COMPANIES. This addition will take place as soon as the appropriate technical means have been put in place.

Any withdrawal of account shall be notified to the CONTRACTING BANK by the INTERNATIONAL POOL LEADER by registered letter. The withdrawal shall be effective within 3 business days after receipt of the said registered mail. On such third business day, a final sweep to or from such account shall be effected.

1.1 Accounts held in a SOCIETE GENERALE GROUP’S BANK

A) Each PARTICIPATING COMPANY shall:

•  maintain in the books of each relevant SOCIETE GENERALE GROUP’S BANK one or several account(s) called «domestic cash account(s)».

•  request each relevant SOCIETE GENERALE GROUP’S BANK, where the indirect sweep option in Appendix 1 has been selected and subject to applicable domestic legal provisions, to open a « sweep account » in order to record sweeps as provided for in article 2.

•  agree with each relevant SOCIETE GENERALE GROUP’S BANK, subject to domestic legal provisions, to enter in a single current account, the transactions which both parties may carry out together, whatever the settlement date of such transactions may be.

In each country where these operations are posted in separate accounts in the different local entities of the SOCIETE GENERALE GROUP’S BANK, these accounts shall be considered as part of a single current account, provided that the concept of single current account is recognised by the domestic law. All operations which are or which will be recorded in the single current account shall be transformed into simple debit or credit items which make up the current provisional balance, it being understood that forward transactions shall not form part of the available provisional balance until their settlement. The closing of the account will produce a balance which will become final and payable only after the settlement of current transactions. Each PARTICIPATING COMPANY acknowledges that the single current account shall not include any account which cannot be so incorporated either because of the nature of the account or because the regulations governing such accounts do not allow such inclusion, nor any account which the SOCIETE GENERALE GROUP’S BANK and each PARTICIPATING COMPANY may agree to exclude from the single current account.

Where a party withdraws from this Service Agreement, any single account undertaking which may arise from such Service Agreement shall remain in force until the closing of the provisional balance of the statement of the single current account referred to above.

•  waive, as a party to this Agreement, any current account or similar overdraft facility which may have been previously granted to it by each SOCIETE GENERALE GROUP’S BANK insofar as such facilities are customarily granted in the country of the PARTICIPATING COMPANY. This type of facility will henceforth be provided by the INTERNATIONAL POOL LEADER instead of the SOCIETE GENERALE GROUP’S BANK for each PARTICIPATING COMPANY up to the ceiling for current cash requirements agreed between the CONTRACTING BANK and the INTERNATIONAL POOL LEADER for the purposes of this service.

•  acknowledge that any debit position which may arise in its current account does not constitute an overdraft facility granted for an indefinite period by the SOCIETE GENERALE GROUP’S BANK, but is the result of the bookkeeping system put into operation under this Service Agreement.

B) The INTERNATIONAL POOL LEADER shall:

•  maintain, as the case may be, as PARTICIPATING COMPANY, accounts as described in paragraph A) above.

•  open an account called «international cash concentration account» which will operate under the conditions set forth in article 2 hereunder and on which sweeps of the PARTICIPATING COMPANIES and the cash transactions which it carries out on behalf of the Group will be posted.

•  agree with the relevant SOCIETE GENERALE GROUP’S BANK that all the accounts, opened on its name and as a INTERNATIONAL POOL LEADER are part of a single current account as described on A, provided that such a notion of single current account is applied locally. This single current account is different from any single current account opened on its name and as a PARTICIPATING COMPANY

C) It is understood that the accounts of separate legal entities shall not be linked into a single current account arrangement.

1.2 Accounts held in OTHER BANKS

Each PARTICIPATING COMPANY as per Appendix 1 shall maintain, as the case may be, one or several account(s) said “domestic cash account(s)” held in the books of any OTHER BANKS.

ARTICLE 2: Automatic sweep transfers

A) Principle of sweeps

The CONTRACTING BANK shall carry out sweep transfers between each PARTICIPATING COMPANY and the INTERNATIONAL POOL LEADER at the frequency mentioned in Appendix 1.

In accordance with the localization of the «international cash concentration account» and each of the swept accounts, the sweep transfers will be cross-border or domestic. In this latter case, it will be either domestic sweeps within a same SOCIETE GENERALE GROUP’S BANK and/or domestic sweeps between two different SOCIETE GENERALE GROUP’S BANK.

In accordance with the sweep options selected in Appendix 1, the sweep transfers are calculated separately on the basis of movements posted on the different accounts opened by each PARTICIPATING COMPANY held in the same country with the different branches of each relevant SOCIETE GENERALE GROUP’S BANK on one hand, and on the accounts held in the books of each OTHER BANK, on the other hand.

Each PARTICIPATING COMPANY authorizes the CONTRACTING BANK to sweep each account included in the present Service Agreement, whether the accounts are held in the books of the CONTRACTING BANK or held in the books of any SOCIETE GENERALE GROUP’S BANK, or in any OTHER BANK included in the service.

Each PARTICIPATING COMPANY declares having supplied to each SOCIETE GENERALE GROUP’S BANK and to each OTHER BANK involved the necessary instructions in order to:

• provide to the CONTRACTING BANK before D+1 at 01.00 CET electronic account statements of transactions of each accounting D day;

• process as soon as received the sweep transfers orders initiated in the frame of this agreement.

B)  Sweeping of accounts held in the books of SOCIETE GENERALE GROUP’S BANK

B.1 The sweep transfers can be directly and/or indirectly processed

B.1.1 In case of direct sweeping:

Every business day, the CONTRACTING BANK shall, on the basis of the entries registered on the previous business day, calculate the aggregated amount of entries booked in each of the accounts of the PARTICIPATING COMPANY as mentioned in paragraph A hereabove, and bearing the same value date. The sweep transfers shall be posted directly in each of the accounts of each PARTICIPATING COMPANY, as detailed in Appendix 1.

B.1.2 In case of indirect sweeping:

Every business day, the CONTRACTING BANK shall, on the basis of the entries registered on the previous business day, calculate the aggregated amount of entries booked in all the different accounts of each PARTICIPATING COMPANY mentioned in paragraph A hereabove, held in a same bank in a same country, and bearing the same value date.

The sweep transfers shall be executed through mirror accounts, so called “the sweep accounts”, as detailed in Appendix 1.

B.2 Value dates

B.2.1 In case of daily sweeping:

B.2.1.1 Cross-border sweep transfers and Domestic sweep transfers between two different SOCIETE GENERALE GROUP’S BANK

Each cross-border sweep transfer, whether direct or indirect, is attributed with the value date of the entries of which it is composed, unless the value date is earlier than D-1 business day. In which case the Bank shall substitute in place of such value date the value date D-1.

In the countries where value dates are not used, they shall be replaced by the booking date for calculation needs.

B.2.1.2 Domestic sweep transfers within a same SOCIETE GENERALE GROUP’S BANK

Each sweep transfer, whether direct or indirect, shall be applied with the value date of the entries of which it is composed.

B.2.2 In case of periodic sweeping:

In case of sweeping periodicity other than daily, all the aggregates calculated since the last sweeping and with a value date prior or equal to the reference date selected in Appendix 1.1, are added up and swept with a single value date equal to the selected date.

C)  Sweeping of accounts held in OTHER BANKS

C.1 The sweep transfers are processed in a direct mode.

C.2 Calculation of the sweep transfers

At the end of each sweeping day, and on the basis of the electronic account statement received from the OTHER BANK, the CONTRACTING BANK calculates the available balance composed of the entries with a value date prior or equal to D4-1.The unavailable balance is swept upon maturity.

C.3 Value date

The available balance calculated on each account is swept on D+1 business day with a D+1 business value date.

ARTICLE 3: Incidents or events which may affect sweeps

A)  Where an account is the object of an attachment order, stop order (« opposition sur compte ») or any similar proceedings and/or insolvency proceedings of one of the companies, the sweep shall not be carried out.

B)  In the case of technical failures, the CONTRACTING BANK shall make its best efforts to carry out the sweeps. Where this is impossible, sweeps will be carried forward to the next business day according to the conditions provided.

C)  Where the overdraft facility granted to the INTERNATIONAL POOL LEADER as agreed by the parties when this Service Agreement was signed, or as subsequently modified by mutual agreement, is exceeded, the sweeps shall not be carried out.

D)  If the INTERNATIONAL POOL LEADER is the object of insolvency proceedings, the commitments taken by the CONTRACTING BANK with THE PARTICIPATING COMPANIES shall be terminated at the date of the decision or court order initiating the insolvency proceedings.

In all cases, the CONTRACTING BANK shall immediately inform the INTERNATIONAL POOL LEADER of the non-performance of the sweep(s) by sending an Email to the address referred to in Appendix 1.

ARTICLE 4: Mutual undertakings of the BANK and the INTERNATIONAL POOL LEADER

To ensure receipt by the INTERNATIONAL POOL LEADER of excess cash of each of the PARTICIPATING COMPANIES, the CONTRACTING BANK shall be deemed debtor towards the INTERNATIONAL POOL LEADER for any successive credit balances, appearing at any time in the current accounts opened in its books in the name of each of the PARTICIPATING COMPANIES.

The INTERNATIONAL POOL LEADER shall conversely be deemed debtor towards the CONTRACTING BANK for any successive debit balances, appearing at any time in the current accounts opened in the books of the CONTRACTING BANK in the name of each PARTICIPATING COMPANY.

As a result of these mutual undertakings:

•  the CONTRACTING BANK and the INTERNATIONAL POOL LEADER may, at any time, be creditor or debtor, one towards the other;

•  as regards the PARTICIPATING COMPANIES, the CONTRACTING BANK may, at any time, be creditor for the sums owed to the INTERNATIONAL POOL LEADER, or debtor for the sums which shall be due to it by the INTERNATIONAL POOL LEADER.

These lending/borrowing positions between the CONTRACTING BANK and the INTERNATIONAL POOL LEADER on the one hand, and between the CONTRACTING BANK and the PARTICIPATING COMPANIES on the other hand, shall be included in their respective current accounts as soon as they arise and not from the moment they are booked.

Where the INTERNATIONAL POOL LEADER is the object of insolvency proceedings, the undertakings by the CONTRACTING BANK towards the PARTICIPATING COMPANIES shall be terminated from the date of the insolvency judgment.

ARTICLE 5: Obligations of the COMPANIES

To ensure compliance with company law, tax law and insolvency law, the INTERNATIONAL POOL LEADER and the PARTICIPATING COMPANIES hereby declare that they have taken the following measures:

•  the INTERNATIONAL POOL LEADER and each PARTICIPATING COMPANY shall enter in their books all intra-group treasury operations carried out;

•  in accordance with the provisions of the Internal Group Cash Management Agreement referred to in the preamble of this Service Agreement, the INTERNATIONAL POOL LEADER shall pay or charge each PARTICIPATING COMPANY on its net cash balances;

•  the interest rates applicable to these cash transactions shall be comparable to the market rates.

Moreover, the INTERNATIONAL POOL LEADER, and the PARTICIPATING COMPANIES shall not create or permit to subsist any charge, pledge, lien or other security interest or any other arrangement or agreement having a similar effect over any of its accounts included in the present agreement.

ARTICLE 6: ADDITIONAL SERVICES

Under the options set forth in Appendix 2, the CONTRACTING BANK shall provide with the following statements and services:

•             Electronic account statements

•             Periodic statements of cumulative sweeps

•             Intra-group interest calculation, posting and reporting

•             Preparatory statement for the Central Bank reporting

•             Daily intra-group loan position

The description and conditions of each additional service are mentioned in Appendix 2.

The elements provided by the CONTRACTING BANK in the additional services are for information purposes only and do not replace any external or internal accounting policies or procedures that must or should be followed by the COMPANIES. Any demand for changes by the COMPANIES shall be made by the means of registered letter with recorded delivery. The changes will enter into effect when the appropriate technical means have been put in place, if possible, by the CONTRACTING BANK.

ARTICLE 7: Withdrawal or accession of companies

A)                     Withdrawal of a PARTICIPATING COMPANY

Where, for whatever reason, a PARTICIPATING COMPANY ceases to be a party to the internal group cash management Agreement referred to in the preamble, or ceases to be a party to the present service agreement, such COMPANY and/or the INTERNATIONAL POOL LEADER undertake(s) to promptly notify by registered letter with recorded delivery the CONTRACTING BANK which will exclude the accounts concerned from the present Service Agreement. The INTERNATIONAL POOL LEADER and the PARTICIPATING COMPANY shall be responsible for settling any indebtedness between them on the day of the withdrawal, the CONTRACTING BANK shall have no liability whatsoever as regards such indebtedness. The exclusion will take effect 3 business days after receipt of the registered letter by the CONTRACTING BANK.

On such third business day, each domestic cash account of the relevant PARTICIPATING COMPANY will be swept by a final sweep in the frame of the last sweeping day, whether the relevant account is held in the books of a SOCIETE GENERALE GROUP’S BANK, or in the books of an OTHER BANK.

THE INTERNATIONAL POOL LEADER is committed to bear the last sweep effected in its account.

The CONTRACTING BANK shall be held harmless and not liable for any consequences which may result from the late communication of information to its relevant department.

The withdrawal of a PARTICIPATING COMPANY shall not de facto entail the termination of this Service Agreement.

B)                     Accession of a PARTICIPATING COMPANY

Where a new company accedes to the internal group cash management Agreement referred to in the preamble, such company and the INTERNATIONAL POOL LEADER, which is hereby duly authorised for this purpose by the companies party to this Service Agreement, may jointly request its accession to this service by sending a registered letter addressed to the CONTRACTING BANK.

Subject to a favourable reply by the CONTRACTING BANK, the accession will take effect from the date when the appropriate technical means have been put in place.

C) Change of the INTERNATIONAL POOL LEADER

Where the INTERNATIONAL POOL LEADER must change due to the modification of the group organization, such present agreement will be amended referred to herein in the article 14.

ARTICLE 8: PRICE OF THE SERVICE

The price of the service is detailed in Appendix 3 of this present agreement.

The price shall include:

• an all-in implementation fee for the creation of the service,

• a fixed commission for each addition or withdrawal of accounts;

• a monthly operating fee, on a flat basis or proportional to the number of swept accounts;

• where necessary:

•             a subscription for electronic account statement(s) including sweeps,

•             a monthly commission for each of the statements or services requested:

• periodic statements of cumulative sweeps

• Infra-group interest calculation, posting and reporting

• Preparatory statement for Central Bank reporting

• Daily intra-group loan

The total invoice shall be charged to the account(s) held in the books of SOCIETE GENERALE GROUP’S BANK indicated in Appendix. The monthly operating commission can be invoiced to each PARTICIPATING COMPANY.

The CONTRACTING BANK reserves the right to revise its prices. New prices will come into effect three months after notice to the INTERNATIONAL POOL LEADER. Where the INTERNATIONAL POOL LEADER fails to object within two months after notification, the INTERNATIONAL POOL LEADER shall be deemed to have approved the price revision.

ARTICLE 9: Declarations

Each of the companies party to this Agreement declares as regards the domestic law applicable to it:

a)             that it is part of a group of companies organised in such a manner that it may carry out treasury operations with other companies;

b)             that it has been duly incorporated and has full power and authority to enter into, observe and perform its obligations under this Service Agreement and the internal group cash management Agreement;

c)              that the execution and performance of this present Agreement and the internal group cash management Agreement have been duly authorised by its company organs and that it has obtained all necessary and duly registered authorizations from all relevant authorities and more generally that the terms of the internal group cash management Agreement are not contrary to public policy;

d)             that the execution and performance of this Service Agreement and the internal group cash management Agreement do not contravene its company memorandum and articles of association, nor any undertaking by which it may be bound, and do not violate any applicable laws and regulations, in particular any banking and fiscal rules and regulations;

e)              that this Service Agreement and the internal group cash management Agreement are and shall remain valid undertakings enforceable in accordance with their terms.

Each PARTICIPATING COMPANY and the INTERNATIONAL POOL LEADER undertake to promptly notify the CONTRACTING BANK of all event which may affect the exactness of or change these declarations on this present article.

ARTICLE 10: Liability of the CONTRACTING BANK

The CONTRACTING BANK shall set up and put in place the appropriate technical means to perform the services provided for in this Agreement and is authorised to use sub-contractors for this purpose, the CONTRACTING BANK being held liable for the due performance of the services undertaken by such sub-contractors.

It shall not be held liable for non-performance of its obligations resulting from:

•                  the absence of daily supply, unworkable or incomplete supply of the necessary information by any OTHER BANK, for calculating the sweeps of the accounts held in their books;

•                  the non performance by any OTHER BANK of sweeps forwarded by the CONTRACTING BANK,

•                  any event of force majeure.

ARTICLE 11: Confidentiality

The CONTRACTING BANK undertakes to keep confidential any information which is entrusted to it by the companies party to this Service Agreement and also any transaction carried out on their behalf. However, the companies party hereto authorise the CONTRACTING BANK:

•  to disclose to companies of its group or to sub-contractors or to external companies any useful information for the performance of the services provided for in this Service Agreement and necessary for good management. In such case, these companies, sub-contractors and external companies, will be bound by contract to the CONTRACTING BANK to keep confidential the said information, in the same manner as the CONTRACTING BANK itself is submitted to the same obligation.

•  to name them, as users of the Sogecash International Pooling service, in the BANK’s commercial documentation

ARTICLE 12: Attachment order, stop order (« opposition sur compte »), or similar proceedings

Where the accounts are held in the books of a SOCIETE GENERALE GROUP’S BANK, whereas:

•                  one of the PARTICIPATING COMPANIES is subject to attachment order, stop order or similar proceedings, the relevant SOCIETE GENERALE GROUP’S BANK shall inform the creditor initiating the proceedings or its agent of the existence of this Service Agreement and give the name and the registered address of the INTERNATIONAL POOL LEADER.

•                  the INTERNATIONAL POOL LEADER is subject to attachment order, stop order or similar proceedings, the relevant SOCIETE GENERALE GROUP’S BANK shall inform the creditor initiating such proceedings or its agent of the attachable balance which is shown in the books in application of this Service Agreement.

In both cases, the relevant SOCIETE GENERALE GROUP’S BANK is authorised to disclose to the creditor initiating the proceedings or to its agent the present Service Agreement.

ARTICLE 13: Duration of the Agreement

A) This Agreement has been made for an indefinite period. The CONTRACTING BANK or the INTERNATIONAL POOL LEADER may, without giving grounds, terminate this Agreement at any moment by sending a registered letter with recorded delivery either to the registered address of the INTERNATIONAL POOL LEADER or to the branch of the CONTRACTING BANK which holds the account of the INTERNATIONAL POOL LEADER. The termination shall come into effect thirty days from the date of the first presentation of the registered letter.

B)                     In addition, the CONTRACTING BANK may, as it deems fit, exclude from this Service Agreement any signatory COMPANY:

•                  a declaration made by such signatory COMPANY under this Service Agreement is proved to be false;

•                  in the case of payment default by such COMPANY party to this Service Agreement;

•                  in the case of attachment, stop order (« opposition sur sample ») or similar proceedings against account(s) held by the SOCIETE GENERALE GROUP’S BANK opened in the name of such company party hereto and for which the release or the deposit of the amount has not been obtained within 30 (thirty) calendar days from notification;

•                  in the case of merger, sale, partial business transfer, termination of business or suspension of payment by such company except in cases of merger, sale or partial business sale which may take place between the companies party to this Service Agreement;

•                  in the event any step is taken with a view to its liquidation, winding-up, or dissolution;

•                  in the case where such COMPANY party hereto fails to supply the CONTRACTING BANK with certified copies of the annual balance sheet, income statement and any notes required by the law and accompanied by the auditors’ reports. Such documents to be supplied as soon as established and not later than six months of closing the accounts of each financial year; except extension or court order;

•                  where such PARTICIPATING COMPANY exceeds the borrowing limit with the INTERNATIONAL POOL LEADER which was communicated to the CONTRACTING BANK as agreed by the parties when this Service Agreement was signed or subsequently modified by the INTERNATIONAL POOL LEADER in Agreement with the CONTRACTING BANK;

•                  in the case of breach by such COMPANY party hereto of any clause of this Service Agreement,

•                  in the case of reprehensible conduct or an irretrievable situation of such company party hereto

The exclusion of a PARTICIPATING COMPANY shall not entail de facto the termination of this Agreement. Where the exclusion concerns the INTERNATIONAL POOL LEADER, the Agreement shall be automatically terminated.

Notification of exclusion or termination shall be made to the relevant company(ies) and to the INTERNATIONAL POOL LEADER by registered letter with recorded delivery.

C)  In all the cases provided for in paragraph B) of this Article, termination or exclusion shall come into effect three business days after receipt of the registered letter. The INTERNATIONAL POOL LEADER is committed to support financially the final sweep related to the last sweeping day, whether the accounts are held in the books of a SOCIETE GENERALE GROUP’S BANK or in any OTHER BANK. The INTERNATIONAL POOL LEADER and the PARTICIPATING COMPANY shall be responsible for settling any indebtedness between such leader and such company on the day of withdrawal. The CONTRACTING BANK shall have no liability whatsoever in this respect.

D)  Finally, the accounts held in the books of a SOCIETE GENERALE GROUP’S BANK or any OTHER BANK will cease to be swept by the CONTRACTING BANK if:

•              SOCIETE GENERALE GROUP’S BANK is not part of SG GROUP any more, except if such bank agrees to continue the present service. In such case the sweeps will be carried out to the same conditions provided for any OTHER BANK,

•              relevant SOCIETE GENERALE GROUP’S BANK or OTHER BANK should have no more convenience to hold this sweeping service.

The notification of the exclusion or termination shall be effective to the PARTICIPATING COMPANY(IES) or the INTERNATIONAL POOL LEADER by registered letter with recorded delivery. The INTERNATIONAL POOL LEADER in such case is committed to support financially the final sweep related to the last sweeping day, whether the accounts are held in the books of a SOCIETE GENERALE GROUP’S BANK or in any OTHER BANK.

After this period, all the accounts of the PARTICIPATING COMPANY(IES) and the INTERNATIONAL POOL LEADER shall be zero-balanced.

ARTICLE 14: Amendment of the organisation and of the terms and conditions of the service

The PARTICIPATING COMPANIES party hereto give a mandate to the INTERNATIONAL POOL LEADER to sign on their behalf any amendment with the CONTRACTING BANK in order to adapt the service as described herein to further changes in the organisation of the cash concentration structure (change of INTERNATIONAL POOL LEADER, participating companies, additional statements and/or services, the modes of transmission of the statements and electronic account statements, sweeping modes).

In case of change of the INTERNATIONAL POOL LEADER, following a modification of the internal group cash management Agreement, the existing INTERNATIONAL POOL LEADER (called the outgoing INTERNATIONAL POOL LEADER) will inform the CONTRACTING BANK and they will decide together of the effective date of change of the INTERNATIONAL POOL LEADER. This modification will be notified as an amendment to the present Agreement which will be signed by the outgoing INTERNATIONAL POOL LEADER, the new INTERNATIONAL POOL LEADER and the CONTRACTING BANK subject to the agreement of this latter.

The INTERNATIONAL POOL LEADER will inform each PARTICIPATING COMPANY in writing prior to any amendment involving the said Service Agreement and will provide the CONTRACTING BANK with a copy of the notification sent to the company together with the relevant request.

ARTICLE 15: Applicable law and jurisdiction

This Agreement shall be governed by French law. The courts of Paris shall have sole jurisdiction in any dispute, claim or difficulty which may arise between the parties relating to the construction and performance of this Service Agreement.

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MADE at	Bruxells	,on 15/11/13 in 2 copies

PARTIES (company names)	SIGNATURES and SEALS

The COMPANIES:

1	POLCA HOLDING

2	GELASE

3	GEANT INTERNATIONAL

4	GEANT HOLDING

5	MARUSHKA HOLDING

6	GEANT FONCIERE

7	BERGSAAR

8	COBOOP

9	TONQUIN

10	QUINAH

11	GEANT BOLIVAR

12	GEANT INTERNATIONAL PARTICIPATION

The BANK:

Branch of:

Address:

MADE at	Bruxelles	,on In copies.

PARTIES (company names)	SIGNATURES and SEALS

The COMPANIES:

13	DTC Finance BV

2

3

4

5

6

7

8

9

10

11

12

The BANK:

Branch of:

Address:

SERVICE AGREEMENT

INTERNATIONAL GROUP CASH CONCENTRATION

Glossary

•                  INTERNATIONAL POOL LEADER

A group company in charge of the management of the corporate group’s net cash balances pursuant to this service.

•                  INTERNATIONAL CASH CONCENTRATION ACCOUNT

Account specially opened in the name of the INTERNATIONAL POOL LEADER to centralise cash balances from each of the PARTICIPATING COMPANIES by means of cross-border sweeps.

•                  PARTICIPATING COMPANY

A group company whose individual cash balance is directly concentrated on the INTERNATIONAL POOL LEADER by means of cross-border sweeps.

•                  DOMESTIC CASH ACCOUNT

Any account in which the PARTICIPATING COMPANY holds the domestic cash balance to be transferred to the International Pool Leader by means of sweeps carried out by the CONTRACTING BANK.

•                  SWEEP ACCOUNT

Or mirror account, used whenever the indirect sweeping method is selected, and opened in the name of the PARTICIPATING COMPANY, to book the domestic cash balance to be transferred to the International Pool Leader by means of sweeps carried out by the CONTRACTING BANK.

•                  SOCIETE GENERALE GROUP’S BANK

Bank, subsidiary of SOCIETE GENERALE GROUP, holding in its books one or several accounts of one or several PARTICIPATING COMPANY(IES) party hereto to this service agreement

•                  CONTRACTING BANK

SOCIETE GENERALE GROUP’S BANK, holding in its books the cash concentration account of the INTERNATIONAL POOL LEADER and signatory to the service agreement SOGECASH INTERNATIONAL POOLING

•                  OTHER BANK

Any bank which does not belong to SOCIETE GENERALE GROUP and holds one or several accounts of one or several PARTICIPATING COMPANIES party hereto to this agreement

•                  DOMESTIC SWEEP within a same SOCIETE GENERALE GROUP’S BANK

Sweep transfer carried out between two accounts held in the same country in the books of a same SOCIETE GENERALE GROUP’S BANK

•                  DOMESTIC SWEEP between two different SOCIETE GENERALE GROUP’S BANK

Sweep transfer carried out between two accounts held in the same country in the books of two different SOCIETE GENERALE GROUP’S BANK

•                  CROSS-BORDER SWEEP

Sweep transfer carried out between two accounts held in different countries

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SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION
Appendix 1

Sweeping terms and conditions

A) Depending on the frequency selected in this appendix 1 (appendix 1.1 et seq.) the automatic sweep transfers are booked per value date

•                  to the domestic cash accounts in the case of “direct sweeps”, or to the “sweep account” in the case of “indirect sweeps” on the one hand,

•                  and, to the “international cash concentration account” on the other hand.

Sweeps shall be automatic and their unit amount shall be determined on the basis of the aggregates calculated as stipulated under article 2. They shall be denominated in the currencies of the domestic cash accounts.

The sweep frequency options are as follows:

•        daily: sweeps are made on each business day,

•        weekly: the sweeps are made on the day of the week as selected,

•        twice monthly, with sweeps on the 15th and on the last business day of the month,

•        monthly, with a sweep on the last day of the month.

Under frequency options other than daily and whenever the selected sweeping date is not a business day, the sweeps shall be performed on the previous business day. The frequency selected shall apply either to all the PARTICIPATING COMPANIES attached to the INTERNATIONAL POOL LEADER or to each PARTICIPATING COMPANY separately.

Each sweep, whether direct or indirect and according to the option selected in this Appendix, shall be equivalent

•        either to the gross amount of each computed aggregate, on a credit or debit basis

•        or to the net amount of the aggregates of the same PARTICIPATING COMPANY including both credit and debit entries.

Unless otherwise agreed, in particular in case of non daily sweeping and under Article 2 and under paragraphs B) and C) hereinafter, all aggregates relating to a same day shall be swept irrespective of their value date and shall be subject to compliance with the overdraft facility granted to the INTERNATIONAL POOL LEADER as stipulated in Article 3. Any sweep exceeding the facility shall not be carried out and shall be withheld until a position is built up which allows sweeps to be effected in compliance with such limit. The sweeps will then be carried out in accordance with the conditions described in paragraph C) hereunder.

Whenever only the available aggregates are to be swept, as provided for in this Appendix, and notably in case of non daily sweeping, any value date prior or equal to the reference selected date (D, D+1 business or calendar date; D being the calendar date of the accounting day to be swept by the CONTRACTING BANK) shall be considered as per the conditions detailed hereunder. The sweeping of aggregates with a value date later than the selected reference date will be deferred until such aggregates become available under the conditions set forth in such option.

The transfers swept to accounts held with any SOCIETE GENERALE GROUP’S BANK shall be exonerated from debit transaction commission in so far as such a commission is locally applied.

For the accounts held in OTHER BANKS:

•                  Only the sweeps in net aggregates available in value are carried out by the CONTRACTING BANK in order to sweep only the part of the balance(s) that is available.

•                  Any sweep of any available debit balance will be carried out for a maximum amount up to a debit limit set for each company as specified in appendix 1 (maximum debit position to be funded) and as for each account held in any OTHER BANK.

B)                     As for the PARTICIPATING COMPANIES, and according to agreement, no amount exceeding the minimum credit balance to be maintained on each of the accounts shall be swept. As the case may be, aggregates may be totally or partially swept as soon as the minimum credit balance amount is reached. All sweeps shall otherwise be effected under the conditions set in this appendix.

C)                     In order to sweep only significant amounts, and subject to the adoption of sweep thresholds, only the sweeps of an amount equal to or higher than the threshold selected will be carried out in the conditions described above.

Any sweep below the threshold shall be deferred. The deferred sweeps shall be incorporated in the sweeps computed during the following business days, provided that the cumulative sweep amounts comply with the set threshold and that the value date of the deferred sweeps be prior than or equal to the date of the sweep in which they have been incorporated and of which they take the value date. Where sweeps with different value dates are carried out in the same accounting day, the deferred sweeps with the closest value date of the deferred sweeps will be incorporated.

In the case of direct sweeps, each domestic cash account is subject to a threshold and, in the case of indirect sweeping, each sweep account is similarly subject to a threshold.

D)                     Each sweep will be given a standard additional narrative by the CONTRACTING BANK including the references of the counterpart account. Where the customised additional narrative option referred to in Appendix 1 has been selected, the INTERNATIONAL POOL LEADER’s or each PARTICIPATING COMPANY’s own narrative will be substituted for the CONTRACTING BANK’s standard narrative.

E)                      If, for technical reasons, the balances of certain accounts have not been available for computation of the sweep amounts, regularization shall take place as soon as possible under good value.

F)                       In the case of indirect sweeps, and under the option set out in this appendix, the companies may request the CONTRACTING BANK to automatically zero-balance the sweep account(s) on a monthly basis.

This zero-balancing is processed either on the last business day of the current month, taking into account the balance of the previous day, or on the first business day of the following month, taking into account the balance of the last business day of the month. In both cases, the value date applied to the zero-balancing transfer is the date of the last business day of the current month.

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 SERVICE AGREEMENT APPENDIX 1.1 - 1 / 1 Terms and conditions of sweeps and details of participating companies INTERNATIONAL POOL LEADER: SOCIETE GENERALE GROUP’S BANK Localisation: BIC Code: INTERNATIONAL POOL LEADER NAME: POCCA HOLDINGS SIREN N°: (if the company is established in France) Country of establishment of the International Pool Leader: Belgique Country Code: BE INTERNATIONAL CASH CONCENTRATION ACCOUNT: Acct. N°: 34 positions BIC Code: Currency Code: EUR SWEEP FREQUENCY: THE SAME FREQUENCY FOR ALL PARTICIPANTS: YES : NO: If NO, please refer to Appendix 1.2. If Yes, please choose the frequency applicable to all entities Daily: or Weekly : Selected day : or twice monthly : or monthly : (First 2 letters of the day SWEEP MODE APPLICABLE TO ALL PARTICIPANTS : YES : NO: If NO : please state the sweep mode specific to each PARTICIPATING COMPANY. direct : indirect : (1) If indirect mode : automated end-of-the-month zero-balancing for all sweeping accounts: NO : YES : If yes, balance of the last business day or balance of the day before the last business day GROSS AGGREGATES: NET AGGREGATES (1) AVAILABLE AGGREGATES: YES: NO: (1) If YES, please select reference date: D : or D+1 business day : or D+1 calendar day : PERSONALIZED SWEEP NARRATIVE : YES: NO: (2) (received or issued by the international pool leader) If Yes, Heading selected : (maximum 28 digits or numerals) BILLING ACCOUNT Acct.N° : 34 positions BIC Code : Currency Code : EUR NAME OF THE CONTACT AT THE INTERNATIONAL POOL LEADER’S FOR THE CONTACTING BANK Name : E.mail : Phone N°: LG : KD For contracting bank use only 1) Mandatory 2) Optional 17/39

SERVICE AGREEMENT APPENDIX 1.2 - 1 / 1 (An appendix 1.2 shall be completed for each participating company) PARTICIPATING COMPANY (ACCOUNTS HELD IN THE BOOKS OF SOCIETE GENERALE GROUP’S BANK) SOCIETE GENERALE GROUP’S BANK: Localisation: BIC Code: NAME OF THE PARTICIPATING COMPANY: GELASE SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Belgique Country Code: BE FREQUENCY OF SWEEPS SPECIFICALLY APPLICABLE TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEP MODE BY THE INTERNATIONAL POOL LEADER direct : indirect : IF INDIRECT MODE : automated end-of-the-month zero-balancing for all sweeping accounts: NO : YES : If yes, please choose the reference balance: the last business day or the day before the last business day SWEEP ACCOUNT (only if indirect sweeping is selected) Acct. N°: 34 positions BIC Code : Currency Code : Sweep Threshold : No Yes Amount : K currency of acct (2) DOMESTIC CASH ACCOUNT TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf, art 4 Acct. N°: 34 positions BIC Code Currency Code EUR Intragroup interest charge accont (3) Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) LL : KD For bank use only 1) Compulsory. 2)Optional 3) choose only one charge account per Participating company 4) for direct sweeping only 18/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 1 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localisation: BIC Code: NAME OF THE PARTICIPATING COMPANY: GEANT INTERNATIONAL SIREN N°: (if the company is established in France) Country of establishment of the Participating company: ILLEGIBLE Country Code: NL FREQUENCY OF SWEEPS SPECIFICALLY APPLICABLE TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED : Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — cf. art 6 Acct. N°: 34 positions BIC Code : Currency Code :EUR Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2) Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 2 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localisation: BIC Code: NAME OF THE PARTICIPATING COMPANY: GEANT HOLDING SIREN N°: (if the company is established in France) Country of establishment of the Participating company: ILLEGIBLE Country Code: NL FREQUENCY OF SWEEPS SPECIFICALLY APPLICABLE TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED : Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — cf. art 6 Acct. N°: 34 positions BIC Code : Currency Code :EUR Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2) Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 3 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localisation: BIC Code: NAME OF THE PARTICIPATING COMPANY: MARUSHKA HOLDING SIREN N°: (if the company is established in France) Country of establishment of the Participating company ILLEGIBLE Country Code: NL FREQUENCY OF SWEEPS SPECIFICALLY APPLICABLE TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED : Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — cf. art 6 Acct. N°: 34 positions BIC Code : Currency Code : Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2) Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.4 - 4 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY: GEANT FONCIERE SIREN N°: (if the company is established in France) Country of establishment of the participating company: Pays-Bas Country Code: NL FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEP MODE BY THE INTERNATIONAL POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned - cf. art 6 Acct. N°: 34 positions BIC Code : Currency Code : Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 5 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY: BERGSAAR SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: NL FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEP MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned - cf. art 6 Acct. N°: 34 positions BIC Code Currency Code : Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acct. N°: 34 positions BIC Code Currency Code : Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 6 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code : NAME OF THE PARTICIPATING COMPANY COBOOP SIREN N°: (if the company is establiched in France) Country of establishment of the Participating company: Pays - Bas Country Code: NL FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED : Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEP MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNT TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance : NO Yes Amount : K currency of acct (2) Acct. N°: BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2) Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 7 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code : NAME OF THE PARTICIPATING COMPANY TONQUIN SIREN N°: (if the company is establiched in France) Country of establishment of the Participating company: Pays - Bas Country Code: NL FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED : Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEP MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNT TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance : NO Yes Amount : K currency of acct (2) Acct. N°: BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2) Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 8 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY QUINAM SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 9 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY GEANT BOLIUAR SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 10 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY GEANT INTERNATIONAL PARTICIPATIONS SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 11 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY DTC FINANCE SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acc. N°: 34 positions BIC Code Currency Code EUR Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc. Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2

ADDITIONAL SERVICES

(please join only the appendixes regarding the services subscribed)

List of additional services

Please tick the box provided regarding the special services

Electronic account statements	Appendix 2.1
Daily transmission of account statement including the sweeps	Yes ☒ No ☐

Periodic statement of cumulative sweeps	Appendix 2.2
Transmission of cumulative sweeps statement	Yes ☐ No ☒

Intra-group interest	Appendix 2.3
Calculation and sending of intra-group interest	Yes ☐ No ☒

Calculation sending and posting of intra-group interest	Yes ☐ No ☒

Preparatory statement for Central Bank reporting	Appendix 2.4
Monthly statement	Yes ☐ No ☒

Intra-group loans	Appendix 2.5
Daily statement	Yes ☐ No ☒

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2 (1/3)

ADDITIONAL SERVICES

DESCRIPTION AND CONDITIONS FOR THE SUPPLY OF THE STATEMENTS

1 Details and conditions of supply of electronic account statements.

The electronic account statements shall be made available to the INTERNATIONAL POOL LEADER in accordance with the choice given in this Appendix 2.1:

•    through the electronic account services of the CONTRACTING BANK, or

•             through the relevant department of the SOCIETE GENERALE GROUP’S BANK or OTHER BANK designated hereunder and to which the electronic account statements will be sent by the «SOGECASH InfoSwift» service of the CONTRACTING BANK

•             through SOGECASH WEB.

The conditions of the CONTRACTING BANK and the SOCIETE GENERALE GROUP’S BANK electronic account services are described in the Technical Conditions of the said services and are subject to separate agreements.

2 Details and condition of supply of the Periodic Statements of cumulative sweeps, Intra-group Interest Statements, Preparatory Statement for Central Bank Reporting, Daily loans  Statements.

The statements hereabove mentioned will be available to companies following the choice mentioned respectively on appendix 2.2, 2.3, 2.4, 2.5.

If the option referred to in article 6 in the form of HTML or TXT files is selected for these statements, the CONTRACTING BANK shall send through SOGECASH WEB or by e-mail to the electronic address given herein.

If files under TXT format are required, the CONTRACTING BANK provides the company with a macro by e-mail in order to create automated EXCEL files. A guide for use will be send together with the macro.

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2 (continuation 2/3)

ADDITIONAL SERVICES

(fill out only where necessary)

3 E-mail addresses of concerned companies for Additional services

Pool Leader:

Name of Company	:

E-mail address	:

Participating companies:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2 (continuation 3/3)

ADDITIONAL SERVICES

(fill out only where necessary)

E-mail addresses of concerned participating companies for Additional services

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION
Appendix 2.1

ELECTRONIC ACCOUNT STATEMENTS

1. Contents of the Account statements

•                  As an option the CONTRACTING BANK will provide daily to the INTERNATIONAL POOL LEADER the electronic account statement(s) with the posted sweeps carried out

The accounts concerned may be:

•    the cash concentration account of the INTERNATIONAL POOL LEADER;

•    the domestic cash accounts of each PARTICIPATING COMPANY;

•    and as the case may be, the sweep account of each PARTICIPATING COMPANY.

For each business day, the electronic account statements dated on the previous business of the International cash concentration account and each domestic cash account shall include the posted sweeps carried out on D+1 in accordance with the terms and conditions set forth in Article 2 on the basis of the transactions registered on D in the commercial accounts of each PARTICIPATING COMPANY.

Direct sweeps:

In accordance with the indications on each electronic account statement, each domestic cash account shall be swept both as regards posting position and value date, except in the case of « available aggregates », where only the available value date position will be swept.

Indirect sweeps:

In accordance with the indications on each electronic account statement, the sweep account of each PARTICIPATING COMPANY will sweep in posting position and value date, all the positions of the domestic cash accounts of that company, except in the case of « available aggregate », where only the available value date position will be swept.

In all cases the POOL LEADER account will show the group cash position resulting from the sweeps carried out.

Purpose of the information.

The electronic account statements shall be made available to the companies concerned for information purposes only. Only account statements on paper sent at the same time by each relevant SOCIETE GENERALE GROUP’S BANK shall be considered as a means of proof between the parties.

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2.1 (continuation)

ELECTRONIC ACCOUNT STATEMENTS

2. Supply of the Account statements

Channels			Sogecash International		Sogecash International	Sogecash
Accounts	Sogestel	Sogestel TS	Reporting	Sogecash Web	infoSwift	SWIFTNet
International Cash Concentration Account	Subscriber N°	Subscriber N°	Subscriber N° AAY6401	Subscriber N°	Bank: Branch: BIC code:	BIC code:
Domestic Cash Accounts	Subscriber N°	Subscriber N°	Subscriber N° AAY6401	Subscriber N°	Bank: Branch: BIC code:	BIC code:
Sweep Accounts	Subscriber N°	Subscriber N°	Subscriber N° AAY6401	Subscriber N°	Bank: Branch: BIC code:	BIC code:

(1) concerns only the accounts held in France

Annex 3

To the Cash Pooling Agreement

Act of accession

Polca, 5 Place du Champ de Mars, Brussels, Belgium,

To the attention of the Managing-director,

Re: Accession to the Polca Cash Pooling Agreement (the “Agreement”) of [X] (the “participating Company”)

20.                              All terms used herein shall have the same meaning as defined in the Agreement.

21.                              [X] confirms having received and read all the provisions of the Agreement as well as any other information, document considered useful and necessary for the Agreement and its implementation.

22.                              [X] states to be controlled directly or indirectly by Casino Guichard Perrachon within the meaning of the definition of the term “Casino Group” found in Article 1 of the Agreement.

23.                              [X] confirms having provided Polca with its latest financial accounts, including financial information on its equity and its financial debts, in accordance with Article 6.2 of the Agreement, on the basis of which the Maximum Amount of Advances is set to [Y] million (in figures) euros.

24.                              [X] hereby agrees to be a Participating Company within the meaning of the Agreement, endorses each of the representations provided for in Article 9 of the Agreement, agrees to be bound without reservation by the terms and conditions of the Agreement, to benefit from all the rights it creates and engages to perform all the obligations imposed upon it.

25.                              For the purpose of participating to the cash pooling transactions provided for in the Agreement, [X] states [that the account No. (      ) opened with the Bank should be considered as its Secondary Account for the purposes of the Agreement / not having any Secondary Account(1)].

26.                              We confirm having the authority and capacity to sign the Act of accession to the Agreement.

27.                              Please note that all correspondences relating to the Agreement will be sent by postal letter, fax, e-mail, telephone at:

•               [Name]

(1)  Delete whichever is inapplicable

•               [details]

For the purposes of articles 3 and 4 of the Agreement, only the person bellow or substituted will have exclusively the capacity and the authority to represent us:

•               [Name]

•               [Adress]

28.                              As we have negotiated and agreed, we have noted that the date of entry into force of the Agreement toward us is fixed to

For the good shape, please return to us one of the two originals of these preceded by the words “read and approved” and your handwritten signature.

Kind regards,

Done at , on

[X]

by

2